LEASE LIABILITY	12 Months Ended
Mar. 31, 2026
Lease Liability
LEASE LIABILITY

NOTE 15. LEASE LIABILITY

The Company entered into a lease of GPU equipment, which commenced on November 30, 2025 (the “GPU Lease”). The GPU Lease provided for an original term of one year, with the full balance paid at commencement in the amount of $0.3 million, with a purchase option exercisable at any point during the lease, with the purchase option being the remaining portion of the GPU’s purchase price of $0.2 million. On February 5, 2026, the Company exercised the purchase price for the GPU equipment with a payment of $0.2 million, however the validity of the purchase option was disputed by the GPU owner and the broker of the lease has not yet been able to deliver the GPU in question. The Company is pursuing a refund for the purchase option price, and the amount due is included in prepaid expenses and other receivables within the consolidated balance sheet as of March 31, 2026. As the full balance of the lease was paid at commencement and the purchase option ultimately disputed, no interest expense was incurred on the lease. As of March 31, 2026, the Company had no contractual commitments remaining on the GPU lease.

The Company entered into a lease of office space in Lisbon, Portugal, which commenced on March 1, 2026 (the “Lisbon Lease”). The Lisbon Lease provided for an original term of two years with purchase options at the end of the 12th and 24th months of the lease, with certain rent payments and option payments being credited towards the purchase price if the option is exercised. The Company calculated the Lisbon Lease liability using its incremental borrowing rate of 14.75%. The Company prepaid the first twelve months rent in the amount of EUR 84,000.

The Lisbon Lease liability is payable as follows (in thousands):

Fiscal Year ended March 31,	Amount
2027	$68
2028	92
Total	$160
Less: Interest	(22)
Total lease liability	$138
Lease liability - current	65
Lease liability - non-current	$73